Present Value Of The Net Minimum Lease Payments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
2013	$ 17
2014	17
2015	6
2016	0
2017	0
Thereafter	0
Total minimum lease payments	40
Less: amount representing interest	(4)
Present value of net minimum lease payments	$ 36